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NAVTECH, Inc. and SUBSIDIARIES
EXHIBIT 32
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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned hereby certify,  pursuant to, and as required by, 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Navtech, Inc. (the "Company") on Form 10-KSB for the year ended October 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: January 29, 2004                         /s/ David Strucke
                                                --------------------------------
                                                David Strucke
                                                Chief Executive Officer


                                                /s/ Gordon Heard
                                                --------------------------------
                                                Gordon Heard
                                                Chief Financial Officer





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